                              Exhibit 10.8





                             BIOFACTORS, INC.

                SECURED NOTE AND STOCK PURCHASE AGREEMENT

                          As of DECEMBER 1, 1995

                                BIOFACTORS, INC.
                    SECURED NOTE AND STOCK PURCHASE AGREEMENT
                                DECEMBER 1, 1995

                                Table of Contents

                                                                         Page
                                                                         ----

1.       Purchase, Sale and Terms of the Notes............................  1
         1.1        Sale and Issuance of the Notes........................  1
         1.2        Closing...............................................  1
         1.3        Subsequent Closings...................................  1

2.       Maturity.........................................................  2

3.       Conversion Rights................................................  2

4.       Common Stock.....................................................  2
         4.1        Sale, Issuance and Price of Common Stock..............  2
         4.2        Registration Rights...................................  2

5.       Security Agreement...............................................  2

6.       Certain Tax Consequences.........................................  2

8.       Conditions of Purchaser's Obligations at Closing.................  5
         8.1        Performance...........................................  5
         8.2        Qualifications........................................  5
         8.3        Consents and Waivers..................................  5
         8.4        Security Agreement....................................  5

9.       Miscellaneous....................................................  5
         9.1        Survival of Warranties................................  5
         9.2        Successors and Assigns................................  6
         9.3        Governing Law.........................................  6
         9.4        Counterparts..........................................  6
         9.5        Titles and Subtitles..................................  6
         9.6        Notices...............................................  6
         9.7        Entire Agreement; Amendments and Waivers..............  6
         9.8        Severability..........................................  6

                                    SCHEDULES

SCHEDULE  A     Schedule of New Purchasers


                                    EXHIBITS

EXHIBIT   A     Form of Secured Promissory Note

EXHIBIT   B     Form of Pledge and Security Agreement

                    SECURED NOTE AND STOCK PURCHASE AGREEMENT


         THIS SECURED NOTE AND STOCK PURCHASE AGREEMENT dated as of December 1, 1995 (this "Agreement"), is by and among the purchasers listed on Schedule A hereto (as such Schedule may be amended from time to time, individually a "Purchaser" and collectively the "Purchasers"), and BioFactors, Inc., a Delaware corporation (the "Company").

         NOW, THEREFORE, in consideration of the following mutual covenants and agreements, the Purchasers and the Company hereby agree as follows:

                                    AGREEMENT

         1. Purchase, Sale and Terms of the Notes.

            1.1 Sale and Issuance of the Notes.

                (a) The Company has authorized the issuance and sale to the Purchasers of the Company's secured promissory notes in the maximum aggregate original principal amount of up to $350,000, bearing interest at the rate of 10% per annum (computed on the basis of a 365-day year for the actual number of days elapsed), substantially in the form set forth in Exhibit A hereto (herein referred to individually as a "Note" and collectively as the "Notes," which terms shall also include any notes delivered in exchange or replacement therefor).

                (b) Subject to the terms and conditions of this Agreement, each Purchaser agrees, severally, but not jointly, to purchase at the Closing (as defined below), and the Company agrees to sell and issue to each Purchaser at the Closing, a Note in the principal amount set forth opposite each such Purchaser's name on the Schedule of Purchasers attached hereto as Schedule A at a purchase price equal to the original principal amount of such Note.

            1.2 Closing. The initial purchase and sale of the Notes shall take place at 10:00 a.m. on December 8, 1995, at the offices of Davis, Graham & Stubbs, L.L.C., 370 Seventeenth Street, Denver, Colorado, or at such other date, time and place as shall be designated by the Company (the "Closing," which term also shall include any subsequent closing pursuant to the provisions of Section 1.3). At or promptly after the Closing, the Company will execute and deliver Notes, each dated the date of the Closing and payable to the order of the respective Purchasers, in the respective principal amounts set forth on Schedule A, against delivery of the full purchase price for the Notes by wire transfer of the purchase price to an account designated in writing by the Company.

            1.3 Subsequent Closings. If the Notes issued or sold at the Closing represent, in the aggregate, less than the maximum aggregate original principal amount as set forth in Section 1.1(a), the Company may issue additional Notes at one or more subsequent closings held within thirty (30) days of the Closing; provided, however, that the Company, in its sole discretion, at any time after the initial Closing, may terminate this offering and accept no additional purchases. Upon execution of counterpart signature pages to each of this Agreement and the Security Agreement (as defined herein), any additional purchaser purchasing a Note at any such subsequent closing shall be added to Schedule A and shall be deemed to be a Purchaser for purposes of this Agreement. The date of the final purchase and sale of the Notes shall be referred to herein as the "Final Closing."

         2. Maturity. Unless previously converted pursuant to Section 3 hereof, the Notes shall mature and become due and payable in full at the close of business on March 31, 1996.

         3. Conversion Rights. The Notes are subject to either mandatory or voluntary conversion upon the occurrence of certain events as provided in the Notes.

         4. Common Stock.

            4.1 Sale, Issuance and Price of Common Stock.

                (a) The Company has authorized the issuance and sale to the Purchasers of a maximum aggregate of 35,000 shares of the Company's common stock, $.01 par value per share (the "Shares").

                (b) At the Closing, and at any subsequent closing up to and including the Final Closing, the Company shall issue to each Purchaser purchasing a Note against receipt of the Purchase Price (as defined in Section 4.1(c)), the number of shares of Common Stock set forth opposite such Purchaser's name on Schedule A.

                (c) The purchase price for the Shares shall be $.01 per share (the "Purchase Price"), which is hereby agreed to be the fair market value of such Shares.

            4.2 Registration Rights. The Company covenants and agrees to enter into, with each of the Purchasers, a registration rights agreement substantially in the form of the registration rights agreement to be entered into by it in connection with the Whale Transaction, which agreement shall provide for the registration under the Act (as defined below) of the resale of the Shares by the Purchasers, subject to the conditions and limitations of such agreement. As to any Purchaser, the Company's obligation to enter into such agreement shall be conditioned upon such Purchaser's execution and delivery of a counterpart copy of such agreement, which will provide for a "lock-up" of the Purchaser's Shares and such other customary provisions as may be required by Whale.

         5. Security Agreement. Upon the execution of the Pledge and Security Agreement of even date herewith, by and among the Company and the Holders named therein, attached hereto as Exhibit C (the "Security Agreement"), the Purchasers will become parties to the Security Agreement and the Company's obligations under the Notes shall be secured thereby.

         6. Certain Tax Consequences. Each Purchaser hereby acknowledges that for federal income tax purposes he or it is purchasing investment units consisting of a Note and Shares and that the allocation of consideration made herein between the Note and the Shares shall be binding upon each Purchaser unless such Purchaser explicitly discloses on its tax return that it is making a different allocation. It is further understood that such allocation does not bind the Internal Revenue Service, and in the event the fair market value of the Shares is determined to be greater than the Purchase Price of the Shares set forth in Section 4.1(c), the cost basis of the Notes would have to be reduced by the amount of such excess and the Notes would be deemed to be issued at a discount. Individual cash basis holders of Notes would then report the difference between the allocated cost of the Notes and the aggregate principal and interest received as ordinary income upon payment of the Notes. Gain on the sale or exchange of a discounted Note would be ordinary income up to the accrued portion of the discount and interest. Other Note holders would be subject to the rules under Internal Revenue Code Sections 1281-1283 regarding the ratable accrual of the discount and interest on short-term obligations.

         7. Representations and Warranties of the Purchasers. Each Purchaser severally, but not jointly, hereby represents and warrants to the Company that:

            7.1 Such Purchaser is aware that the investment in the Note and the Shares involves a high degree of risk.

            7.2 Such Purchaser understands and acknowledges that there is no assurance as to the future performance of the Company.

            7.3 Such Purchaser understands and acknowledges that there may be certain adverse tax consequences to him or it in connection with his or its purchase of the Note and the Shares (including but not limited to the tax consequences described in Section 6), that the Company is not giving and has not given any advice on the tax consequences of the investment and that the Company has advised all Purchasers to seek the advice of their own experts in such areas prior to making this investment.

            7.4 Each of this Agreement and the Security Agreement has been duly executed and delivered by such Purchaser and constitutes the Purchaser's valid and legally binding obligation, enforceable in accordance with its terms. Each Purchaser represents that he or it has full power and authority to enter into this Agreement and the Security Agreement.

            7.5 The Confidential Investor Questionnaire being delivered by the Purchaser to the Company simultaneously herewith is true, complete and correct in all material respects; and the Purchaser understands that the Company has determined that the exemption of the Note and the Shares from the registration provisions of the Securities Act pursuant to Regulation D thereof, which is available for non-public offerings, is applicable to the offer and sale of the Note and the Shares, and that such determination is based in part upon the representations, warranties and agreements made by the Purchaser herein and in the Confidential Investor Questionnaire.

            7.6 The Note and the Shares to be received by such Purchaser pursuant to the terms hereof, and the Whale Note or Alternative Note to be received by such Purchaser upon conversion of the Note (collectively, the "Securities"), will be acquired for investment for such Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same.

            7.7 Such Purchaser understands that the Securities he or it is receiving hereunder are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Act"), only in certain limited circumstances.

            7.8 Each Purchaser represents and warrants that he or it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Notes and the Shares and has obtained, in his or its own judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Company. Each Purchaser further represents and warrants that he or it has not utilized any person as a purchaser representative as such term is defined in Regulation D in connection with evaluating such merits and risks, but rather has relied solely upon his or its own investigation in making a decision to invest in the Company.

            7.9 No representations or warranties have been made to the Purchaser by the Company or any of its directors, agents, employees or affiliates; and in entering into this transaction the Purchaser is not relying upon any information other than that obtained as the result of independent investigations, if any, by the Purchaser.

            7.10 Each Purchaser represents and warrants that he or it has had a reasonable opportunity to ask questions and to receive satisfactory answers concerning the offering and other matters pertaining to his or its investment and all such questions have been answered to the Purchaser's full satisfaction; the Purchaser further represents and warrants that he or it has had reasonable opportunity to obtain all the information he or it considers necessary or appropriate for deciding whether to purchase the Note and the Shares.

            7.11 Each Purchaser represents and warrants that he or it is an "accredited investor" within the meaning of Rule 501(a) of Regulation D, promulgated under the Act.

            7.12 The address set forth below is the Purchaser's true and correct domicile, and the Purchaser has no present intention of becoming a resident of any other state or jurisdiction.

            7.13 Without in any way limiting the representations set forth above, such Purchaser further agrees not to make any disposition of the Securities unless there is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or such Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and, if reasonably requested by the Company, such Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except if reasonably requested by the Company.

            7.14 It is understood that the Securities may bear one or all of the following legends:

                 (a) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 PROMULGATED UNDER SUCH ACT."

                 (b) Any legend required by the laws of the State of Delaware or applicable state securities laws.

         8. Conditions of Purchaser's Obligations at Closing. The obligations of each Purchaser under subsection 1.1(b) of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against any Purchaser who does not consent in writing thereto:

             8.1 Performance. The Company shall have performed and complied with all agreements, obligations, and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

             8.2 Qualifications. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or secured exemptions therefrom, required by any state for the offer and sale of the Notes and the Shares.

             8.3 Consents and Waivers. The Company shall have obtained any and all consents and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement. The parties expressly acknowledge that, as a condition to closing, a majority of the holders of the Company's secured promissory notes issued pursuant to that certain Secured Note and Warrant Purchase Agreement dated as of December 1, 1994, between the Company and the Purchaser's named therein, as amended, and secured by that certain Security Agreement dated as of December 1, 1994 between the Company and the Holders named therein, shall have consented to the creation of a prior lien on the assets of the Company pledged pursuant to the Security Agreement.

             8.4 Security Agreement. The Company and the Purchasers shall have executed and delivered the Security Agreement.


         9.  Miscellaneous.

             9.1 Survival of Warranties. The warranties, representations, and covenants of the Company and the Purchasers contained in or made pursuant to this Agreement shall survive the


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
execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Purchasers or the Company.

             9.2 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

             9.3 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Colorado, disregarding any Colorado principles of conflicts of laws that otherwise would provide for the application of the substantive laws of another jurisdiction.

             9.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

             9.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

             9.6 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or four (4) days after deposit with the United States Post Office or air courier in the case of non-U.S. Purchasers, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

             9.7 Entire Agreement; Amendments and Waivers. This Agreement, the Notes and the Security Agreement constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof. Any term of this Agreement or the Notes may be amended and the observance of any term of this Agreement or the Notes may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the debt represented by the Notes then outstanding. Any amendment or waiver effected in accordance with this Section 9.7 shall be binding upon each holder of any securities acquired under this Agreement at the time outstanding (including securities for which any such securities are convertible or exercisable), each future holder of all such securities, and the Company.

             9.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

            [The remainder of this page is intentionally left blank]

                  IN WITNESS WHEREOF, the parties have executed this Secured Note and Stock Purchase Agreement as of the date first above written.


                                   BIOFACTORS, INC.



                                   By: /s/ ESMOND T. GOEI
                                      -----------------------------------------
                                   Title: President and Chief Executive Officer
                                         --------------------------------------
                                   Address:   1746 Cole Blvd., Suite 265
                                              Golden, Colorado 80401
                                              Attn:  President




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
                                 Signature Page
                                Biofactors, Inc.
                    Secured Note and Stock Purchase Agreement
                             Dated December 1, 1995





                                       PURCHASER:
                                       By: /s/ LEONARD J. ADAMS
                                          -------------------------------------
                                       Name: LEONARD J. ADAMS
                                            -----------------------------------
                                       Title:
                                             ----------------------------------
                                       Address: 363 Brookline St.
                                                Newton Centre, MA 02159

                                       Amount Subscribed for $50,000

                                       PURCHASER:

                                       By: /s/ STUART ELFLAND
                                          -------------------------------------
                                       Name: STUART ELFLAND
                                            -----------------------------------
                                       Title:
                                             ----------------------------------
                                       Address: 19 Beverly Rd.
                                                Brookline, MA 02167

                                       Amount Subscribed for $50,000

                                       PURCHASER:

                                       By: /s/ ROBERT GILMAN
                                          -------------------------------------
                                       Name: ROBERT GILMAN
                                            -----------------------------------
                                       Title:
                                             ----------------------------------
                                       Address:  505 Tadmore Ct.
                                                 SCHAUMBURG, IL 60194

                                       Amount Subscribed for $75,000

                                       PURCHASER:

                                       By: /s/ JACK HIRSCHFIELD
                                          -------------------------------------
                                       Name: JACK HIRSCHFIELD
                                            -----------------------------------
                                       Title:
                                             ----------------------------------
                                       Address: 144 New York Ave.
                                                Freeport, NY 11520

                                       Amount Subscribed for $12,500

                                       PURCHASER:

                                       By: /s/ MICHAEL KUBIN, /s/ NICHOLE KUBIN
                                          -------------------------------------
                                       Name: MICHAEL & NICHOLE KUBIN
                                            -----------------------------------
                                       Title:
                                             ----------------------------------
                                       Address: 1155 Park Ave. #One
                                                New York, NY 10128

                                       Amount Subscribed for $37,500

                                       PURCHASER:

                                       By: /s/ WAYNE SAKER
                                          -------------------------------------
                                       Name: WAYNE SAKER
                                            -----------------------------------
                                       Title:
                                             ----------------------------------
                                       Address:  6500 (Illegible) Blvd., #318
                                                 St. Petersburg, FL 22701

                                       Amount Subscribed for $50,000

                                       PURCHASER:

                                       SAGAX FUND II, LTD.

                                       Amount Subscribed for $

                                       By: /s/ (NOT LEGIBLE)
                                          -------------------------------------
                                       Name: (Not Legible)
                                            -----------------------------------
                                       Title:
                                             ----------------------------------
                                       Address: 48 Par-La-Ville Rd., Suite 464
                                                Hamilton, HM11  BERMUDA

                                       Amount Subscribed for $50,000

                                   Schedule A

                                Biofactors, Inc.
                    Secured Note and Stock Purchase Agreement
                             Dated December 1, 1995

                             SCHEDULE OF PURCHASERS




                                   PRINCIPAL
      NAME OF                      AMOUNT OF              NO. OF SHARES OF
     PURCHASER                      NOTE                    COMMON STOCK

                                BIOFACTORS, INC.
                               FIRST AMENDMENT TO
                   SECURED NOTE AND STOCK PURCHASE AGREEMENT


                 This FIRST AMENDMENT TO SECURED NOTE AND STOCK PURCHASE AGREEMENT (this "Amendment") is entered into as of March 22, 1996, by and among BioFactors, Inc., a Delaware corporation (the "Company") and the parties named on the signature pages hereto (all of such parties other than the Company, collectively, the "Majority Noteholders") and amends that certain Secured Note and Stock Purchase Agreement dated as of December 1, 1995, by and among the Company and the Purchasers named therein (the "Note Agreement").

                 WHEREAS, the Majority Noteholders are the holders of the secured promissory notes (the "Notes") issued pursuant to the Note Agreement and, collectively, are the holders of Notes representing in excess of fifty percent of the aggregate principal amount of all the Notes outstanding as of the date hereof and, pursuant to Section 9.7 of the Note Agreement, can bind each holder of the Notes outstanding as of the date of this Agreement;

                 WHEREAS, the Company has entered into a letter of intent with Joseph Stevens & Company, L.P. ("Joseph Stevens") pursuant to which Joseph Stevens has agreed to underwrite the Company's IPO and to place promissory notes of the Company having a minimum aggregate principal amount of $500,000 (the "Joseph Stevens Bridge"); and

                 WHEREAS, it being acknowledged that the placement of the Joseph Stevens Bridge and the subsequent underwriting of the IPO will be of substantial benefit to the Company and the Majority Noteholders, the Company and the Majority Noteholders desire to enter into this Amendment to extend the maturity date of the Notes to accommodate the placement of the Joseph Stevens Bridge, to conform the repayment terms of the Notes consistent with the terms of the notes issued in connection with the Joseph Stevens Bridge (the "Joseph Stevens Notes") and to terminate the security interest of the Notes, all in consideration for the issuance of additional shares of common stock of the Company.

                 NOW THEREFORE, in consideration of the above and the following mutual covenants and agreements, the parties agree as follows:

                 1. Definitions. Unless otherwise defined herein, capitalized terms shall have the meanings given such terms in the Note Agreement.

                 2. Amendments. The Majority Noteholders hereby agree to amend the Note Agreement as follows:

                          a.      Definitions.  The term "Whale Transaction"
shall be replaced wherever it appears by the term "Joseph Stevens Bridge" which term shall have the following meaning: the placement by Joseph Stevens of the Company's promissory notes having a minimum aggregate principal amount of $500,000.

                          b.      Maturity Date.  Section 2 is amended in its
entirety as follows:

                          "2.     Maturity.  Unless the Joseph Stevens Bridge
         shall have been previously consummated, in which event the provisions of Section 3 shall supersede the provisions of this Section 2, the Notes shall mature and become due and payable in full at the close of business on June 30, 1996."

                          c.      Repayment Terms.  Section 3 is amended in its
entirety as follows:

                          "3.     Repayment Terms.  Upon the closing of the
         Joseph Stevens Bridge, the repayment terms of the Notes issued hereunder shall automatically conform to the repayment terms of the notes issued in connection with the Joseph Stevens Bridge (the "Joseph Stevens Notes"), as follows: the Notes shall mature and become due and payable in full on the earlier of (i) one year from the date of issuance of the Joseph Stevens Notes or (ii) the consummation of a financing in which the Company receives gross proceeds of at least $1,500,000."

                 3. Release of Pledged Collateral. The Majority Noteholders hereby agree, upon the closing of the Joseph Stevens Bridge, to release and terminate the security interest in that certain Promissory Note (the "Bogart Note") in the original principal amount of $950,000, dated August 30, 1995, between Bogart International Associates, Inc., the "Maker" thereof, and the Company and any proceeds therefrom (the "Pledged Collateral"), granted and delivered pursuant to that certain Pledge and Security Agreement (the "Security Agreement"), dated as of December 1, 1995, by and among the Company and the Secured Parties named therein. The Majority Noteholders further agree to cause John Black, as Representative of the Secured Parties and holder of the Bogart Note on behalf of the Secured Parties pursuant to Section 8 of the Security Agreement, to deliver the Bogart Note to the Company as promptly as possible upon the Representative's receipt of notice from the Company of the closing of the Joseph Stevens Bridge and to cause the Representative to take all such other actions on behalf of the Secured Parties as may be necessary under applicable law to release the security interest in the Pledged Collateral.

                 4. Issuance of Shares. In consideration of the foregoing, the Company hereby agrees that, upon the closing of the Joseph Stevens Bridge and the receipt by the Company of (i) the Bogart Note, together with a statement by the Representative in form and substance satisfactory to the Company that a complete release of the Pledged Collateral has been effected, and (ii) subscription and registration rights agreements executed by each of the holders of the Notes, the Company shall, for no additional consideration, issue and deliver to each such holder, two-tenths (0.2) of a fully-paid and nonassessable share of its Common Stock (subject to adjustment for stock splits and combinations affecting such shares) for each One Dollar ($1.00) in original principal amount of such holder's Notes. All such shares shall have the benefit of, and be subject to the conditions and limitations of, the registration rights agreement described in Section 4.2 of the Note Agreement.

                 5. Construction of Waiver. The Note Agreement shall be deemed amended only to the extent set forth herein and remains in full force and effect.

                 6. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

             (The remainder of this pace intentionally left blank.)

                 IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Secured Note and Stock Purchase Agreement to be duly executed as of the day and year first above written.

                                        BIOFACTORS, INC.



                                        By: /s/ Esmond T. Goei
                                           ------------------------------
                                        Title: President and CEO

                     SIGNATURE PAGE TO FIRST AMENDMENT TO
                  SECURED NOTE AND STOCK PURCHASE AGREEMENT

                                        /s/ LEONARD J. ADAMS
                                       ----------------------------------------
                                         Name of Noteholder

                                       /s/  STUART ELFLAND
                                       ----------------------------------------
                                         Name of Noteholder

                                       /s/  ROBERT GILMAN
                                       ----------------------------------------
                                         Name of Noteholder

                                       /s/  JACK HIRSCHFIELD
                                       ----------------------------------------
                                         Name of Noteholder

                                       /s/  NICOLE KUBIN, MICHAEL KUBIN
                                       ----------------------------------------
                                         Name of Noteholder


                                       SAGAX FUND II LTD

                                       /s/  [NOT LEGIBLE]
                                       ----------------------------------------
                                         Name of Noteholder

                                       /s/ WAYNE SAKER
                                       ----------------------------------------
                                         Name of Noteholder

                                BIOFACTORS, INC.
                              SECOND AMENDMENT TO
                   SECURED NOTE AND STOCK PURCHASE AGREEMENT

                 This SECOND AMENDMENT TO SECURED NOTE AND STOCK PURCHASE AGREEMENT (this "Amendment") is entered into as of July 1, 1996, by and among BioFactors, Inc., a Delaware corporation (the "Company") and the parties named on the signature pages hereto (all of such parties other than the Company, collectively, the "Majority Noteholders") and amends that certain Secured Note and Stock Purchase Agreement dated as of December 1, 1995, as amended, by and among the Company and the Purchasers named therein (the "Note Agreement").

                 WHEREAS, the Majority Noteholders are the holders of the secured promissory notes (the "Notes") issued pursuant to the Note Agreement and, collectively, are the holders of Notes representing in excess of fifty percent of the aggregate principal amount of all the Notes outstanding as of the date hereof and, pursuant to Section 9.7 of the Note Agreement, can bind each holder of the Notes outstanding as of the date of this Agreement;

                 WHEREAS, the Company has entered into a letter of intent with Joseph Stevens & Company, L.P. ("Joseph Stevens") pursuant to which Joseph Stevens has agreed to underwrite the Company's IPO and to place promissory notes of the Company having a minimum aggregate principal amount of $500,000 and warrants to purchase common stock of the Company (the "Joseph Stevens Bridge"); and

                 WHEREAS, in order to induce the customers of Joseph Stevens to purchase the notes and warrants comprising the Joseph Stevens Bridge, and as a condition precedent to such purchases, the Company is required to enter into this Amendment providing for (i) a waiver of the current default on the Notes and (ii) the extension of the maturity of the Notes; and

                 WHEREAS, the Company and the Majority Noteholders desire to waive the current default on the Notes and to amend the Note Agreement to provide for an extension of the maturity date of the Noted, it being acknowledged that the closing of the Joseph Stevens Bridge will be of substantial benefit to the Company and the Majority Noteholders;

                 NOW THEREFORE, in consideration of the above and the following mutual covenants and agreements, the parties agree as follows:

                 1. Definitions. Unless otherwise defined herein, capitalized terms shall have the meanings given such terms in the Note Agreement.

                 2. Waiver. The Majority Noteholders hereby agree to waive the current default on the Notes and to extend the maturity date thereof as set forth herein.

                 3. Amendment. Section 2 is amended as follows: the term "June 30, 1996" shall be replaced by the term "November 30, 1996."

                 4. Construction of Waiver. The Note Agreement shall be deemed amended only to the extent set forth herein and remains in full force and effect.

                 5. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.


                 IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Secured Note and Stock Purchase Agreement to be duly executed as of the day and year first above written.


                                       BIOFACTORS, INC.





                                       By: /s/ Esmond T. Goei
                                          -------------------------------------
                                               Esmond T. Goei
                                       Title:  President and
                                               Chief Executive Officer

                     SIGNATURE PAGE TO SECOND AMENDMENT TO
                   SECURED NOTE AND STOCK PURCHASE AGREEMENT




                                        /s/ LEONARD J. ADAMS
                                       ----------------------------------------
                                            Leonard J. Adams

                                       /s/  STUART ELFLAND
                                       ----------------------------------------
                                            Stuart Elfland

                                       /s/  ROBERT D. GILMAN
                                       ----------------------------------------
                                            Robert D. Gilman

                                       /s/  JACK HIRSCHFIELD
                                       ----------------------------------------
                                            Jack Hirschfield

                                       /s/  NICOLE KUBIN
                                       ----------------------------------------
                                            Nicole Kubin

                                       /s/  WAYNE SAKER
                                       ----------------------------------------
                                            Wayne Saker

                                BIOFACTORS, INC.
                                THIRD AMENDMENT
                   SECURED NOTE AND STOCK PURCHASE AGREEMENT

                 THIS THIRD AMENDMENT TO SECURED NOTE AND STOCK PURCHASE AGREEMENT (this "Amendment") is entered into as of the 1st day of October, 1996, by and among BioFactors, Inc. a Delaware corporation ("BioFactors" or the "Company") and the parties named on the signature pages hereto (all of such parties other than the Company, collectively, the "Majority Holders") and amends that certain Secured Note and Stock Purchase Agreement dated as of December 1, 1995, by and among the Company and the Purchasers named therein, as previously amended (the "Note Agreement").

                                    RECITALS

                 WHEREAS, the Majority Holders are the holders of secured promissory notes of the Company (the "Notes") and shares (the "Shares") of common stock of the Company (the "Common Stock"), $0.01 par value per share, issued pursuant to the Note Agreement and, collectively, are the holders of Notes representing in excess of fifty percent of the aggregate principal amount of all the Notes outstanding as of the date hereof and, pursuant to Section 9.7 of the Note Agreement, can bind each holder of Notes or Shares outstanding as of the date of this Agreement;

                 WHEREAS, the Company has entered into a letter of intent with Chatfield Dean & Co. ("Chatfield Dean"), providing for underwriting and financial advisory services (the "Underwriting");

                 WHEREAS, as a condition precedent to the Underwriting, the Company is required to enter into a definitive agreement with Voice Plus, Inc., a California corporation ("Voice Plus"), for the formation of a holding company ("Registrant") and the merger of each of BioFactors (the "BFI Merger") and Voice Plus with and into separate, wholly-owned subsidiaries of Registrant, concurrently with Chatfield Dean's Underwriting of the initial public offering of Registrant's securities pursuant to a registration statement filed under the Securities Act of 1933 (the "IPO");

                 WHEREAS, upon the consummation of the BFI Merger, the Company's stockholders, including the Majority Holders, are to receive shares of common stock of Registrant ("Registrant Common Stock") in exchange for the BioFactors Common Stock held by them in a three-for-four (three shares of common stock of Registrant for every four shares of BioFactors Common Stock) conversion, or such other ratio as Chatfield Dean may determine is necessary;

                 WHEREAS, as a further condition precedent to the Underwriting, the Company is required to enter into agreements amending the terms of outstanding securities including, in particular, this Amendment providing for the consent of the Majority Holders (a) to extend the Maturity date of the Notes to provide additional time to accomplish the IPO, (b) to effect the mandatory conversion at the IPO of all accrued interest on the Notes into common stock of Registrant, (c) to amend and coordinate the registration rights granted in connection with the Shares and certain other shares of its Common Stock and securities convertible into or exercisable for its Common Stock, and
(d) to effect certain other amendments to the Note Agreement;

                 WHEREAS, as consideration for the agreements herein, the Company will cause Registrant to issue warrants to holders of the Notes; and

                 WHEREAS, the Company and the Majority Holders desire to enter into this Amendment to facilitate the Underwriting, it being acknowledged that the Underwriting will be of substantial benefit to the Company and to the Majority Holders.

                                   AGREEMENT

                 NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the parties hereby agree as follows:

                 1. Definitions. All capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Note Agreement.

                 2. Amendments. The Majority Holders hereby agree to amend the Note Agreement as follows:

                          a.      Maturity Date Extension.  Section 2 of the
Note Agreement is hereby amended in its entirety, as follows:

                 "2. Maturity Date. The Notes shall mature and become due and payable in full at the close of business on March 31, 1997 (the "Maturity Date")."

                          b.      Prepayment and Conversion of Accrued
Interest. Section 3 of the Note Agreement is hereby amended in its entirety, as follows:

                 "3.      Prepayment and Conversion of Accrued Interest.  In
                 the event the IPO (defined below) is consummated prior to the Maturity Date, the principal of the Notes shall be paid in full within five business days of the receipt by Registrant (defined below) of the proceeds of the IPO and all accrued interest on the Notes calculated through the IPO closing date shall be converted into common stock of Registrant at a conversion price equal to the price per share to the public in the IPO (the "IPO Price"). In connection with such conversion, no fractional shares of common stock shall be issued; instead, the number of shares of common stock otherwise issuable will be rounded up to the next whole share."

                          c.      Registration Rights.  Addendum A (which set
forth the former registration rights) is hereby deleted in its entirety.
Section 4.2 of the Note Agreement is hereby amended in its entirety, as follows:

                 "4.2     Planned Initial Public Offering: Registration Rights.

                          (a) The term "IPO" as used herein shall mean the
                 proposed initial public offering of the Company's securities, or the securities of a holding company formed to hold the capital stock of BioFactors (such entity, whether the Company or a holding company, being referred to herein as, the "Registrant"), pursuant to an effective registration statement under the Securities Act of 1933, as amended. The undersigned understands and agrees that there can be no assurances that a registration statement will be filed or, if filed, will be declared effective by the Securities and Exchange Commission (the "Commission") or, if the registration statement is declared effective by the Commission, that the Registrant will be able to consummate such IPO.

                          (b) Registration Rights.  Upon the execution of the
                 Registration Rights Agreement, substantially in the form attached hereto as EXHIBIT B (the "Rights Agreement"), the Purchasers will become parties to the Rights Agreement and the Shares, and any shares of common stock issuable upon the exercise or conversion of any securities issued pursuant to this Agreement, shall become subject thereto."

                          d.      Security Interest.  Section 5 is hereby
deleted in its entirety, it being understood that the security interest of the Purchasers has terminated.

                 3. Automatic Conversion. The Majority Holders hereby consent to the automatic conversion upon the consummation of the IPO of all accrued interest on the Notes, at a conversion price and calculated as set forth in Section 3 of the Note Agreement, into common stock of the Registrant.

                 4. Issuance of Additional Warrants. In consideration of the agreements herein, the Company hereby agrees that, upon the closing of the IP0, the payment of the principal of the Notes and the conversion of the accrued interest thereon, the Company shall, for no additional monetary consideration, cause the Registrant to issue and deliver to each holder of Notes, a warrant to purchase seventy-five (75) shares of Registrant common stock (the "Warrant Shares") for each One Thousand Dollars ($1,000) in original principal amount of such holder's Notes at an exercise price equal to 120% of the IPO Price (the "Warrants").

                 5. Termination of Security Interest and Agreement. The Majority Holders hereby acknowledge that the security interest in the Bogart Note has been terminated and the Pledged Collateral released. Accordingly, the Majority Holders hereby terminate that certain Pledge and Security Agreement dated as December 1 1995, as subsequently amended, by and among the Company and the Secured Parties named therein (being also the parties to the Note Agreement).

                 6. Proxy. The undersigned hereby irrevocably appoints John Black as the undersigned's attorney and proxy, with full power of substitution, to vote or to consent in writing in lieu of a vote or meeting with respect to all of the Shares held by the undersigned which the undersigned is entitled to vote at any meeting of stockholders (whether annual or special and whether or not an adjourned meeting) of the Company, or pursuant to written action taken in lieu of any such meeting or otherwise, in such manner as to cause the BFI Merger and any agreement effecting the BFI Merger to be approved. This proxy is irrevocable, is coupled with an interest sufficient in law to support an irrevocable proxy and is granted in consideration of and as an inducement to cause the Company to issue the Warrants. In connection with giving this proxy, the undersigned understands and agrees that the BFI Merger effectively will cause a reverse split of the Company's capital stock in that every four (4) shares of BioFactors Common Stock issued and outstanding or held in treasury immediately prior to the effective time of the BFI Merger shall, automatically and without any action of the part of the respective holders thereof, be converted into approximately three (3) shares of Registrant Common Stock (or such other number of shares as Chatfield Dean and the Company shall determine).

                 7. Construction of Waiver. The Note Agreement shall be deemed amended only to the extent set forth herein and remains in full force and effect.

                 8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.


             (The remainder of this page intentionally left blank.)

                 IN WITNESS WHEREOF, the parties hereto have caused this THIRD AMENDMENT TO SECURED NOTE AND STOCK PURCHASE AGREEMENT to be duly executed as of the day and year first above written.


                                       BIOFACTORS, INC.



                                       By:  /s/ Esmond T. Goei
                                          ------------------------------
                                       Title: President and CEO





                                       HOLDER:


                                             /s/ Robert Gilman
                                       ---------------------------------
                                                 (Signature)



                                                Robert Gilman
                                       ---------------------------------
                                                 (Print Name)




                                            /s/ Jack Hirschfield
                                       ---------------------------------
                                                 (Signature)



                                                Jack Hirschfield
                                       ---------------------------------
                                                 (Print Name)



                                             /s/ Stuart Elfland
                                       ---------------------------------
                                                 (Signature)



                                                 Stuart Elfland
                                       ---------------------------------
                                                 (Print Name)


                                             /s/ Wayne Saker
                                       ---------------------------------
                                                 (Signature)


                                                  Wayne Saker
                                       ---------------------------------
                                                 (Print Name)


                                             /s/ Nicole Kubin
                                       ---------------------------------
                                                 (Signature)


                                                 Nicole Kubin
                                       ---------------------------------
                                                 (Print Name)

                  THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 PROMULGATED UNDER THE ACT.


                                 BIOFACTORS, INC

                             SECURED PROMISSORY NOTE

$________________                                                       No. ____

                                                               December __, 1995


                  FOR VALUE RECEIVED, the undersigned, BIOFACTORS, INC., a Delaware corporation ("Maker"), hereby promises to pay to the order of _______________________, or registered assigns ("Holder") at such place as the Holder may from time to time designate in writing, the principal sum of _____________________________ THOUSAND DOLLARS ($______________), and to pay
simple interest on the unpaid balance of said principal from the date hereof through maturity at the rate of ten percent (10%) per annum.

                  1.       Maturity.

                           (a)      Principal and accrued interest under this
Note shall be due and payable at the close of business on March 31, 1996 (the "Maturity Date"). If payment of the principal amount hereof or interest accrued thereon is not made within five (5) days of the Maturity Date, then interest shall accrue on such unpaid amount from the date of nonpayment to the date of payment at the rate of 18% per annum thereafter. Interest shall be calculated on the basis of a 365-day year for the actual number of days elapsed.

                           (b)      Principal and interest payments hereunder
shall be made in money of the United States of America, lawful at such times for the satisfaction of public and private debts.

                  2. Prepayment. The Company may prepay this note in whole at any time, or in part from time to time, without penalty or premium, upon thirty
(30) days' written notice to the holder. Each partial prepayment shall first be applied to interest accrued through the date of prepayment and then to principal.

                  3. Note Agreement. This Note is the Maker's "Note" and is issued pursuant to and entitled to the benefit of that certain Secured Note and Warrant Purchase Agreement dated as of December 1, 1995, between Maker and the Purchasers named therein, as the same may be amended, modified or supplemented from time to time as permitted thereby (the Note Agreement"). Capitalized terms used herein without definition shall have the meanings set forth in the Note Agreement.

                  4. Registered Note. This Note is a registered Note and is transferable only by surrender thereof at the principal offices of the Company, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Note or his attorney duly authorized in writing. The Maker may treat the person whose name appears in the Note register as the owner hereof for the purpose of receiving payment as herein provided. Transfers are subject to the restrictions set forth in the Note Agreement.

                  5. Conversion Rights. Prior to the Maturity Date, this Note is subject to conversion as follows:

                     (a) Mandatory Conversion. Upon the closing of a private placement (the "Whale Transaction") of the Company's secured promissory notes (the "Whale Notes") for which Whale Securities Co., LP ("Whale") is acting as placement Agent, all of the outstanding principal amount and accrued interest on the Notes shall be converted into the Whale Notes on the same terms and conditions as may be offered to the investors in the Whale Transaction.

                     (b) Voluntary Conversion. In the event the Whale Transaction is not consummated and the Company consummates a private placement of its promissory notes with or without the assistance of another placement agent (the "Alternate Notes"), all or any part of the outstanding principal amount and accrued interest on any Note may, at the option of the holder thereof, be converted into the Alternate Notes on the same terms and conditions as may be offered to the investors in such private placement.

                  6. Security Agreement; Default. This Note is secured by a certain Pledge and Security Agreement dated as of December 1, 1995, by and between the Maker and the Secured Parties named therein, as the same may be amended, modified or supplemented from time to time as permitted thereby (the "Security Agreement"). Upon the occurrence of an Event of Default (as defined in the Security Agreement), the unpaid balance of the principal amount of this Note may become due, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Security Agreement.

                  7. Waiver of Demand, Protest, etc. Maker hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. Maker promises to pay costs of collection and reasonable attorneys' fees if default is made in the payment of this Note, or in the terms and provisions of the Security Agreement. The right to plead any and all statutes of limitation as a defense to this Note or to any agreement to pay the same, is hereby expressly waived by the undersigned to the full extent permitted by law.

                  8. Notice. Any notice required or permitted hereunder shall be given in accordance with the Note Agreement.

                  9. Governing Law. THE MAKER AND THE HOLDER AGREE THAT THIS NOTE AND THE LEGAL RELATIONS BETWEEN THE MAKER AND THE HOLDER, AND ALL RIGHTS AND OBLIGATIONS HEREUNDER, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY, AND PERFORMANCE, SHALL BE GOVERNED BY AND INTERPRETED, CONSTRUED, APPLIED, AND ENFORCED IN ACCORDANCE WITH THE LAW OF THE STATE OF COLORADO WITHOUT REFERENCE TO THE LAW OF ANOTHER JURISDICTION.

                  IN WITNESS WHEREOF, the undersigned has caused this Note to be executed as of the ____ day of December, 1995.

                                    MAKER:

                                    BIOFACTORS, INC.



                                    By:     ___________________________
                                            Douglas S. Zorn
                                            Its:     Vice President and
                                                     Secretary

(Corporate Seal)